SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549





                                  FORM 8-K


                               Current Report



                 Filed pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)  April 15, 1998



                  SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
            (Exact name of registrant as specified in its charter)



          Delaware                   0-11521             23-10701520
(State or Other Jurisdiction       (Commission         (I.R.S. Employer
    of Incorporation or            file number)         Identification
       Organization)                                        Number)


                            Four Country View Road
                              Malvern, PA  19355
                   (Address of principal executive offices)


                                (610) 647-5930
             (Registrant's telephone number, including area code)



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Item 5.  Other Events.

          On April 16, 1998, Systems & Computer Technology Corporation announced that its Board of Directors declared a two-for-one split of the Company's common stock, par value $.01. The split will take the form of a 100% stock dividend, payable May 15, 1998, to owners of record at the close of business on May 1, 1998. The Company has filed an application for inclusion of the common stock dividend shares for trading on the Nasdaq National Market System.



                                 SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             SYSTEMS & COMPUTER TECHNOLOGY CORPORATION



Date: April 20, 1998         By:  /s/ Richard A. Blumenthal
                                  _________________________

                             Title:  Senior Vice President,
                                     General Counsel and Secretary










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